UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 20, 2022

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Kaman Corporation (the “Company”) was held on April 20, 2022. Of the 27,880,817 shares of Company common stock outstanding and entitled to vote at the Annual Meeting, 24,147,478 shares, or approximately 86.6%, were represented in person or by proxy, constituting a quorum. Set forth below are the final results of the voting for each of the proposals voted upon at the Annual Meeting.

1. Proposal No. 1 - Election of Directors

The following seven persons were elected to serve as directors by the votes set forth below, each to serve for a term of one year and until his or her successor has been elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Aisha M. Barry	22,629,877	148,894	9,443	1,359,264
E. Reeves Callaway III	22,270,865	502,175	15,174	1,359,264
A. William Higgins	22,186,280	590,089	11,845	1,359,264
Scott E. Kuechle	22,581,102	191,301	15,811	1,359,264
Michelle J. Lohmeier	22,675,434	101,812	10,968	1,359,264
Jennifer M. Pollino	22,426,302	349,969	11,943	1,359,264
Ian K. Walsh	22,144,992	630,696	12,526	1,359,264

Following the Annual Meeting, the Company’s Board of Directors (the “Board”) has seven directors. George E. Minnich did not stand for re-election at the Annual Meeting in accordance with the Company’s mandatory retirement policy, with his term ending effective as of the Annual Meeting.

2. Proposal No. 2 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
22,247,894	505,081	35,239	1,359,264

3. Proposal No. 3 - Ratification of Appointment of PricewaterhouseCoopers LLP

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the year ending December 31, 2022 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
23,975,373	155,095	17,010	0

4. Proposal No. 4 - Approval, on an Advisory Basis, of a Shareholder Proposal Seeking to Provide for an Independent Chair

The proposal to approve, on an advisory basis, a shareholder proposal seeking to provide for an independent chair was not approved by the following vote:

For	Against	Abstain	Broker Non-Votes
3,483,994	19,265,416	38,804	1,359,264

8.01 Other Events.

At the annual reorganizational meeting of the Board held on April 20, 2022 in conjunction with the Annual Meeting, the Board appointed Jennifer M. Pollino to serve as the Company’s Lead Independent Director. The Board also approved the following Committee appointments for the coming year:

Corporate Governance Committee:

J.M. Pollino, Chair and Lead Independent Director
S.E. Kuechle, A.W. Higgins, M.J. Lohmeier

Audit Committee:

S.E. Kuechle, Chair
A.M. Barry, M.J. Lohmeier

Compensation Committee:

J.M. Pollino, Chair
A.M. Barry, E.R. Callaway, A.W. Higgins

Finance Committee:

M.J. Lohmeier, Chair
E.R. Callaway, A.W. Higgins, S.E. Kuechle

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description
104	Cover Page Interactive Data File, formatted in iXBRL and contained in Exhibit 101

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ James G. Coogan
James G. Coogan
Senior Vice President and Chief Financial Officer

Date: April 21, 2022